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                                                                    EXHIBIT 10.6


                                   LEASE FOR
                              RANBURN WOODS PLAZA
                                 GARY, INDIANA


ARTICLE I   BASIC LEASE PROVISIONS

     SECTION 1.1

LEASE DATE (FOR REFERENCE ONLY): February 1, 1999

LANDLORD: JVM Realty Corporation

ADDRESS OF LANDLORD: c/o JVM Realty Corporation, One Oakbrook Terrace, Suite 104, Oakbrook Terrace, Illinois 60181

TENANT: Bivona, Inc.

ADDRESS OF LEASED PREMISES: 4157 South Cleveland Street
                            Gary, Indiana 46408

MAILING ADDRESS OF TENANT: 5700 WEST 23RD AVENUE, GARY, INDIANA

TENANT'S TRADE NAME: Bivona, Inc.

LEASE TERM: Three (3) years

COMMENCEMENT DATE: February 16, 1999

EXPIRATION DATE: February 15, 2002

FIXED MINIMUM RENT: $5,579.15 per month for the first 12 months of the Lease; $5,774.42 per month for the 13th through 24th months of the Lease; and $5,976.52 per month for the 25th through 36th months of the Lease.

OPTION PERIOD: Two options of three (3) years each.

FLOOR AREA: 18,600 square feet being the rentable area of the Leased Premises.

TENANTS PROPORTIONATE SHARE OF THE CENTER: 29.96%

SECURITY DEPOSIT: $4,650.00 on hand

GUARANTOR: Tenant



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     SECTION 1.2   SIGNIFICANCE OF BASIC LEASE PROVISIONS

     Each reference in this Lease to any of the basic lease provisions contained in Section 1.1 of this Article shall be deemed and construed to incorporate all of the items provided under each such basic lease provision.

     SECTION 1.3   FIXED MINIMUM RENT

     Rental as stipulated in Section 1.1 herein shall be paid by Tenant in advance on the first day of each and every calendar month without any prior demand and without offset of deduction of any kind or for any reason. Until further notice to Tenant, all rent checks shall be payable to and mailed to JVM Realty Corporation, One Oakbrook Terrace, Suite 104, Oakbrook Terrace, Illinois 60181, or at such place Landlord may designate in writing.

     Rent shall be due and owing the 15th day of each month, and shall be due and owing in accordance with Section 1.3 hereof.

     SECTION 1.4   TERM OF LEASE

     The lease term shall be for the period specified in Section 1.1 Supra., unless otherwise terminated or extended as provided herein.

     SECTION 1.5   OPTION

     Provided Tenant is not otherwise in default hereunder, Tenant shall have two options to extend the term of the Lease for an additional period of 3 years each subject to the terms, conditions, covenants and provisions of this Lease. Tenant shall exercise such option by giving Landlord written notice 180 days prior to expiration date of the Lease or extension thereto. Such notice shall be sent via registered mail to Landlords address. If Tenant shall fail to give Landlord timely notice of its exercise of the option herein contained, such option shall become null and void. In the event Tenant exercises its option to extend as provided and in accordance with the terms hereof, fixed minimum rent due hereunder shall be:

     (a)  Option 1:
          37th through 48th month at $6,185.70/month
          49th through 60th month at $6,402.20/month
          61st through 72nd month at $6,626.28/month

     (b)  Option 2:
          73rd through 84th month at $6,858.20/month
          85th through 96th month at $7,098,24/month
          97th through 108th month at $7,346.68/month



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ARTICLE II TITLE AND ACCESS

     Landlord covenants that it has the right and authority to make this Lease for the term aforesaid. Landlord agrees that it will put Tenant into complete and exclusive possession of the Leased Premises and the common use of the common areas, and that if the Tenant shall pay the rental and perform all the covenants and provisions of this Lease to be performed by the Tenant, the Tenant shall, during the term demised, and any extensions thereof, freely, peaceably and quietly occupy the full possession of the Leased Premises hereby leased, including the common use of the common areas and the tenements, hereditaments and appurtenances thereunto belonging and the rights and privileges herein granted without molestation or hindrance, lawful or otherwise.

ARTICLE III USE

     The Tenant covenants and agrees to conduct distribution and warehouse operations from the Leased Premises and that the aforesaid Leased Premises shall be used and occupied only for such purpose and not other, and that the Tenant will not use the Leased Premises for any other purpose nor in violation of any law, municipal ordinance or regulation, and that on any breach of this agreement the Landlord may at its option terminate this Lease forthwith and re-enter and repossess the Leased Premises.

     All unattached furnishing, trade fixtures, signs, machinery and equipment (not paid for by Landlord) owned and used by Tenant in the Leased Premises shall at all times be and remain the property of the Tenant, and the Tenant shall have the right to remove same from said Leased Premises.

ARTICLE IV COMMON AREAS

     Landlord agrees to operate and maintain all the common areas and agrees to keep from snow and ice, and to maintain and to keep the parking area striped to assist in the orderly parking of cars.

     The common areas shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas.

     Landlord shall have the right from time to time to change the arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to close all or any portion of said areas of facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily for repair any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements as in the use of good business judgment, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and customers.



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ARTICLE V MECHANICS' LIENS

     Tenant further agrees that it will not permit any mechanics' or materialmen's or other liens to stand against the Leased Premises for work or material furnished Tenant; provided, however, that Tenant shall have the right to contest the validity of any lien or claim, and that upon the written request of Landlord, Tenant shall post a bond satisfactory to Landlord to insure that upon a final determination of validity of such lien or claim, Tenant shall immediately pay any judgment rendered against it with all proper costs and charges and shall have said lien released without cost to Landlord.

ARTICLE VI HEAT, UTILITIES AND GLASS

     The Tenant agrees to heat the Leased Premises and to pay the charges for all utilities, water and fuel used by it in the Leased Premises.

     The Tenant agrees to replace all cracked and broken glass, including plate glass, during the term of this Lease; and the Tenant agrees to keep the plate glass insured with a responsible insurance company in the name of the Landlord and Tenant and deliver the policy or policies to Landlord before taking possession of the Leased Premises.

ARTICLE VII LANDLORD'S REPAIRS

     Landlord agrees, at its own expense, to make all roof, exterior and structural repairs and restorations, and Landlord hereby agrees to assign to Tenant all guarantees and warranties received by it from the general contractors, all subcontractors and materialmen arising out of the construction of the Leased Premises. Landlord has the right to enter the Leased Premises periodically at any reasonable time not interfering with Tenant's business, to inspect the condition of the Leased Premises, and to make repairs required of it. If Landlord is required to make repairs to the exterior or structural portions by reason of Tenant's, or its agents, employee's or supplier's negligent acts or omission to act, Landlord may add the cost of such repairs to the rent which shall thereafter become due. Landlord agrees to put heating and air conditioning equipment in good operating order within 60 days of signature of this Lease by both parties.

ARTICLE VIII TENANT'S REPAIRS

     Tenant, throughout the term and at its sole cost and expense, agrees to maintain in good repair the interior of the Leased Premises (including maintenance of exterior entrances, all glass and show window moldings) and all partitions, doors, fixtures, equipment and appurtenances thereof including lighting, heating and plumbing fixtures, and air conditioning fixtures and equipment, except for damage or destruction resulting from fire or the elements, unless caused by Tenant's negligence.



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     Tenant shall, throughout the term and at its sole cost and expense, ordinary and extraordinary, comply with and conform to all of the requirements (present and future) of any governmental authority relating in any way to the condition, use or occupancy of the Leased Premises, and Tenant agrees to indemnify and save Landlord harmless from any and all liabilities, costs and expenses incurred because of non-compliance by Tenant, or in Landlord's causing compliance.

     Tenant may at any time remodel or alter the herein Leased Premises, providing such remodeling and alternation are necessitated by or in furtherance of Tenant's business purposes. Any structural or exterior remodeling or alterations shall require the prior written consent of the Landlord, and such remodeling or alterations shall remain for the benefit of Landlord. At the expiration of said term, Tenant will quit and surrender the Leased Premises in broom clean and in the same condition as received by Tenant, reasonable wear and tear incident to Tenant's business excepted.

ARTICLE IX INSURANCE AND INDEMNITY

     Tenant agrees to defend, indemnify and hold harmless the Landlord from any liability for damages to any person or property in, on or about said Leased Premises from any cause whatsoever; and Tenant will procure and keep in effect during the term and any extensions hereof general comprehensive liability and property damage insurance, in a responsible insurance company satisfactory to Landlord, in the sum of at least Five Hundred Thousand Dollars ($500,000) for damages resulting to one person and at least Five Hundred Thousand Dollars ($500,000) for damages resulting from one casualty, and at least Fifty Thousand Dollars ($50,000) property damage insurance resulting from any one occurrence. Tenant agrees to name Landlord as an additional insured party. Tenant shall deliver certificates of said policies to the Landlord and upon renewal of said policies from time to time, and upon Tenant's failure to do so, the Landlord may at its option obtain such insurance and the cost thereof shall be paid as additional rent due and payable upon the next ensuing rent day. All such policies shall provide that same may not be cancelled or altered except upon 10 days' prior written notice to the insured parties.

ARTICLE X DAMAGE OR DESTRUCTION

     The Landlord hereby covenants and agrees to carry fire and extended coverage, vandalism and malicious mischief insurance in an amount equal to sixty percent (60%) of the replacement cost of the shopping center (exclusive of the cost of excavation, foundations and footings).

     If the Leased Premises shall be damaged by fire, the elements, unavoidable accident or other casualty insurable under full standard extended risk insurance, but are not thereby rendered untenantable, in whole or in part, Landlord shall promptly at its expense cause such damage to be repaired, without abatement of rent; if however, the Leased Premises shall be rendered untenantable in part, Landlord shall at its expense cause the damage to be repaired. If by reason of such occurrence the Leased Premises shall be rendered wholly untenantable, Landlord shall cause such damage to be repaired, unless within sixty (60) days after said occurrence Landlord



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shall notify Tenant in writing that it has elected not to reconstruct the Leased
Premises, whereupon this Lease and the tenancy hereby created shall cease as of the date of said occurrence, the minimum rent to be adjusted as of such date. In no event shall Landlord be liable for damage to or replacement or repair of fixtures, floor coverings, furniture and equipment owned by Tenant nor leasehold improvements made by Tenant.

     Tenant hereby releases Landlord from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property or other claims caused by fire or any of the other risks covered by the insurance described in the first paragraph of this Article, even if such fire or other casualty shall have been caused by the fault or negligence of the Landlord, or anyone for whom Landlord may be responsible.

ARTICLE XI CONDEMNATION

     If title to all of the shopping center is taken for any public or quasi-public use under any statute, or by right of eminent domain, or by private purchase in lieu of eminent domain, or if title to so much of the shopping center is so taken that a reasonable amount of reconstruction thereof will not result in its being a practical center, then, in any of those events, this Lease shall terminate on the date that use thereof is prohibited.

     If any part of the Leased Premises shall be so taken and the remaining part (after reconstruction of the then existing building in which the Leased Premises are located) is reasonably suitable for Tenant's continued occupancy for the purposes and uses for which the Leased Premises are leased, this Lease shall remain in full force and effect except as to the part so taken. As to the part taken, this Lease shall terminate as of the date that possession of such part is taken and Tenant is prohibited from using that portion thereof. Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the Leased Premises. All rents and other charges payable by Tenant hereunder shall be reduced from and after the date Tenant is deprived of the use of such portion of the Leased Premises in the proportion that the area taken bears to the total square footage of the ground floor area of the Leased Premises.

     In the event of any condemnation or taking as aforesaid, whether whole or partial, the Tenant shall not be entitled to any part of the award paid for such condemnation, and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof.

     ARTICLE XII SIGNS

     Landlord will approve size, location and design of all signs. Signs, sign supports and sign lighting will be furnished and installed by Tenant and will be properly maintained by the Tenant.

     ARTICLE XIII OMITTED



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ARTICLE XIV   DEFAULT

     If Tenant shall default in payment of rent or other charges hereunder as and when the same come due, and if such default shall continue for five (5) days after Tenant has received written notice of such default by registered or certified mail from Landlord, or if Tenant shall fail or neglect to commence and to proceed with due diligence to cure a default in the performance of any of the other terms, conditions or covenants of this Lease to be observed or performed by Tenant within thirty (30) days after Tenant has received written notice of such default by registered or certified mail from Landlord, or if the estate created hereby shall be taken by execution, or if a petition in bankruptcy shall be filed by Tenant or Tenant shall be adjudicated bankrupt or if Tenant shall make a general assignment for the benefit of creditors or if in any proceedings based upon the insolvency of Tenant a receiver of all of the property of Tenant shall be appointed and shall not be discharged within sixty
(60) days after such appointment, or if Tenant shall abandon or vacate the Leased Premises for a period of twenty (20) days (except in case of vacation by Tenant due to fire or other casualty or strike or cause beyond its control), then it shall be lawful for Landlord to re-enter the Leased Premises, or any part thereof, either with or without process of law and to expel, remove and put out Tenant and all persons occupying under it, using such force as may be necessary in doing so, and again to repossess and enjoy said Leased Premises as in its first or former state. Should Landlord elect to re-enter and repossess the Leased Premises as herein provided, Landlord may either terminate this Lease or it may, without terminating this Lease, relet said premises or any part thereof for such rent and upon such terms as to Landlord may seem fit, and if a sufficient sum shall not be thus realized by Landlord monthly from such reletting to satisfy the rent and upon such terms as to Landlord may seem fit, and if a sufficient sum shall not be thus realized by Landlord monthly from such reletting to satisfy the rent hereby reserved, after first paying the expenses of such reletting and collecting, Tenant shall satisfy and pay to Landlord all deficiency monthly during each month of the remaining term of this Lease. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default by Tenant.

     In the alternative, in case the Tenant shall fail or neglect to keep and perform any of the covenants or agreements in this Lease contained on the part of the Tenant to be kept and performed, other than the failure to pay rent or other sums, the Landlord, in addition to all other remedies now or hereafter afforded by law or under this Lease, may at its election, and after twenty (20) days' written notice to the Tenant to cure such default, perform such covenants or agreements on behalf of such Tenant to make good any default, and any amount or amounts which the Landlord shall advance on that behalf shall be repaid by the Tenant to the Landlord on demand, together with interest thereon at the rate of twelve percent (12%) per annum from the date of such advance to the repayment thereof in full.

     If the Landlord shall repossess the leased property pursuant to the foregoing provisions of this Article, the Tenant agrees that, upon the election of Landlord, the Landlord shall be entitled to an assignment of the Lease covering the designated Leased Premises or to so much of the Leased Premises covered by said Lease as the Landlord shall elect to receive, and the Tenant covenants that it will immediately complete such assignment.



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     Tenant shall pay, as additional rent, attorney fees allowed by statute, or by the court, court costs, and any other costs and expenses incurred by Landlord because of any default of Tenant under this Lease or incurred by Landlord in enforcing the terms of this Lease against Tenant.

     Rent is due on the first day of the month of each month of this Lease. If rent is not paid in full by the fifth day of the month, rent shall be increased by $75.00 per day for each day paid after the first day of the month.

ARTICLE XV SECURITY DEPOSIT

     Tenant has deposited with Landlord the sum of forty-six hundred, fifty and NO/100 Dollars ($4,650.00), the receipt of which is hereby acknowledged by Landlord, which sum shall be retained by Landlord as security for the payment by Tenant of the rents herein agreed to be paid by Tenant and for the faithful performance by Tenant of the terms and covenants of this Lease. The Tenant shall not be entitled to interest on this deposit. The deposit may not be used as rent.

ARTICLE XVI HOLDING OVER

     The holding over by Tenant after the expiration hereof will be only by written consent of Landlord and will be a month-to-month tenancy, and if the Leased Premises are not surrendered at the end of the term or sooner (or any extension thereof) for termination thereof, Tenant shall indemnify Landlord against loss or liability resulting from delay of Tenant in so surrendering the Leased Premises. Hold over monthly rent shall be double the most recent monthly rent paid.

ARTICLE XVII RELEASE OF CLAIMS

     It is further agreed that the Landlord or its agents will not be liable for any damage or any loss of profits or for interruption of business or for any claims of damage resulting from fire or the elements, or strikes or walkouts, or from any cause beyond its control.

     Neither Landlord nor its agents shall be liable to Tenant or to any person claiming through Tenant, regardless of the cause, for any injury (or any injury resulting in death) or for damage or destruction of property occurring in or about or resulting from the Leased Premises or any part thereof or any equipment or appurtenances, all claims for such damages or injury being hereby expressly waived by Tenant.

ARTICLE XVIII SUBORDINATION

     The Tenant does hereby agree, if requested by Landlord, to subordinate its interest in the Leased Premises to any mortgage which now or hereafter may affect the fee title to the Leased Premises. A separate subordination and non-disturbance agreement shall be entered into between such mortgagee and Tenant which shall provide that so long as Tenant pays rent to Landlord, its mortgagee or the purchaser at any foreclosure sale it is not in default in the payment of rent or any other of its obligations under this Lease. Tenant's possession of the Leased Premises under this Lease, or any extensions or renewals thereof as provided herein, shall not be interfered with. Tenant agrees, within five days after written request by Landlord, to execute and deliver any and all documents reasonably requested by Landlord to confirm or effectuate such subordination. If



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Tenant fails to do so, Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to make, execute, acknowledge and deliver any such instruments in its name and in behalf of Tenant.

ARTICLE XII TRANSFER OF TITLE BY LESSOR

     If during the term of this Lease Landlord shall sell, assign or otherwise transfer its interest in the shopping center or the Leased Premises, then from and after the effective date of the sale or transfer Landlord shall be released and discharged from any and all obligations and responsibilities under this Lease except those already accrued, and such purchaser, assignee or transferee shall succeed to all the rights, powers and duties of the Landlord hereunder accruing after such effective date.

ARTICLE XX ACCESS

     Tenant agrees to allow Landlord to place and display a "For Rent" sign on and from said Leased Premises at any time 180 days prior to the end of the term (or any extension thereof) of this Lease, and Landlord shall have the right of entry to exhibit the Leased Premises to prospective tenants or purchasers of the center and to make such repairs, alterations or improvements as Landlord may deem necessary or desirable.

ARTICLE XXI OFFSET STATEMENTS

     Tenant shall at any time and from time to time, without charge and within five (5) days after written request therefor by Landlord, complete, execute and deliver to Landlord, or to such other person or entity as Landlord designates, a written statement in such form as Landlord or any first deed of trust or first mortgage lender may request, which shall include the following: (a) confirmation or ratification of this Lease; (b) dates of commencement and termination of this Lease; (c) certification that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except as by such writings shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied to date; (e) that there are no defenses or offsets against the enforcement of this Lease by the Landlord or stating those that are claimed by Tenant; (f) the amount, if any, of advance rental paid by Tenant; (g) the date to which rental has been paid; (h) the amount of security deposit with Landlord; and (i) that Tenant's possession of the Leased Premises is conclusive evidence of acceptance of construction in full compliance with the terms of this Lease.

ARTICLE XXII CONTINUOUS OPERATION

     Tenant covenants and warrants that it will continuously operate, throughout the term or any extension thereof, described herein in the whole of the Leased Premises.



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ARTICLE XXIII ASSIGNMENT, SUBLETTING, SUBSTITUTION

      SECTION 23.1 ASSIGNMENT, SUBLETTING:

      Tenant shall not subdivide, assign, license or sublet the whole or any portion of the Leased Premises during the term of this Lease or any extension thereof.

      SECTION 23.2 SUBSTITUTION OF PREMISES: OMITTED

ARTICLE XXIV RULES

      Tenant agrees:

      SECTION 24.1 Not to injure, overload, deface or otherwise harm the Leased Premises, nor commit any nuisance; nor permit the emission of any objectionable noise or odor; nor burn any trash or refuse within or outside the Lease Premises, nor permit any use of the Leased Premises which is improper, offensive or contrary to any law or ordinance or which will cause the Leased Premises to be uninsurable; nor use any advertising medium that may constitute a nuisance, such as loudspeakers, sound amplifiers, or phonographs in a manner to be heard outside the Leased Premises; nor conduct any auction, fire, "going out of business" or bankruptcy sales; nor do any act tending to injure the reputation of the center; nor sell or display merchandise on, or otherwise obstruct, the driveways, walks, malls, courts, and parking areas other than those designated by Landlord for such use; nor use the malls, courts and walks for any purpose other than pedestrian traffic.

      SECTION 24.2 Tenant covenants and agrees to properly provide for the storage and disposal of all printing materials and solvents and all other chemicals, supplies, equipment and substances within its Leased Premises. Tenant further agrees that it will not perform any act or cause the Landlord's insurance rate to be greater as a result of Tenant's tenancy. Should Landlord's insurance rate increase as a result of Tenant's tenancy, Tenant covenants and agrees to reimburse Landlord for such increased cost within 10 days of Tenant's receipt of notification thereof by Landlord.

      SECTION 24.3 Not to permit the painting or placing of any exterior signs, placards or other exterior advertising media, banners, pennants, awnings, aerials, antennas or the like, without on each occasion obtaining prior written consent of Landlord.

      SECTION 24.4 Not to use any sidewalks in the center for any newsstand, cigar stand, sidewalk shop, taxi stand or other business, occupation or undertaking without prior written consent of Landlord.

      SECTION 24.5 That no sign, lettering, picture, notice or advertisement shall be placed on any outside window or in a position to be visible from outside the center, it being understood that Tenant may place signs on the interior side of a window, which sign may be exposed to the outside.



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ARTICLE XXV   HVAC

     Landlord agrees to put the heating and air conditioning units in good operating order within 60 days of signature of this Lease by both parties; from and after that date all heating and air conditioning repairs shall be the responsibility of the Tenant. Tenant agrees to purchase a maintenance agreement providing for two inspections of all HVAC equipment serving the premises, each year by a qualified repair organization or technician who shall be subject to approval by Landlord. Such maintenance agreement shall cover the cost of inspection, maintenance, parts, supplies, and repair of all HVAC equipment.

ARTICLE XXVI   NOTICES

     All notices hereunder shall be in writing and sent by United States Certified or Registered Mail, return receipt requested, postage prepaid, addressed if to Landlord and to the place where rent checks are to be mailed; and if to Tenant, to Mailing Address of Tenant as stated in Article I of this Lease, provided that each party by like notice may designate any future of different addresses to which subsequent Notices shall be sent.

ARTICLE XXVII   OTHER

     HEADINGS

     Headings of the Articles contained in this Lease are for convenience only, do not constitute a part of this Lease, and do not limit, affect or construe the contents of such Articles.

ARTICLE XXVII   TAXES

     DEFINITIONS

     As used herein, the term "taxes" shall mean general real estate taxes and all other taxes and assessments, special or otherwise, levied or assessed upon or with respect to the Leased Premises and Ranburn Woods Plaza, not including, however, any net income or gross income tax or tax of a similar nature.

     REAL ESTATE TAX "STOPS"

     If the amount of tax expenses for any calendar year during the term of this Lease, including the calendar year in which the term commences, and the calendar year in which the term expires, shall exceed the following amounts, Tenant shall pay to the Landlord as additional rent an amount equal to the Tenant's proportionate share of said excess. This payment shall be made within ten (10) days after Tenant receives a statement therefore.

                        Real Estate Tax Stop     $34,798



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      Tenant's proportionate share of excess tax expense shall be determined by multiplying Tenant's proportionate share of Ranburn Woods Plaza, currently 29.96% as defined in Article I of this Lease by the total amount of said excess tax. If at any time during the term of this Lease, the net rentable area of either the Leased Premises or Ranburn Woods Plaza changes for any reason, Tenant's proportion and share for the year in which such change takes place shall be computed on the basis of the daily average of the net rentable area of the Leased Premises in Ranburn Woods Plaza for that year.

      For any partial leased year, the Tenant shall be obligated to pay only a prorata share of said tax expense adjustment, based upon the number of days of such partial leased year.

      It is understood and agreed that in the jurisdiction wherein the Leased Premises are located, the real estate taxes are due and payable in the year following which they are imposed; for example, the taxes for the year 1998 are payable in the year 1999.

ARTICLE XXVIII LEASE TERMINATION AGREEMENT:

      Tenant shall have the right to terminate this Lease on the fifteenth
(15th) day of any month prior to the Lease Expiration Date by payment of a Break Lease Fee and by giving Sufficient Notice to Landlord, both as specified below.

      The Break Lease Fee shall be in an amount equal to three (3) times the then current monthly rent amount. Break Lease Fee is payable to the Landlord on or before the fifteenth (15th) day of the Month of Notification. The Month of Notification is that month during which, and prior to the fifteenth (15th) day of said month, the Tenant provides Landlord with notice of his intent to terminate the Lease.

Term of Sufficient Notice to Landlord shall be considered to be ninety (90) days after the fifteenth (15th) day of the Month of Notification. Sufficient Notice to Landlord shall be addressed in writing to Landlord and delivered to Landlord's address via certified mail.

Tenant's right to early lease termination shall be conditioned on the Tenant not being in violation of any of the terms or conditions of the Lease.



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     IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease and affixed their respective seals as of the day and year first above written.


                                        LANDLORD

                                        JVM Realty Corporation

                                        By:  /s/ JAMES MADARY
                                           -------------------------------------



                                        TENANT

                                        BIVONA, INC.

                                        By:       /s/ TOM E. BRANDT
                                           -------------------------------------

                                        By:       Tom E. Brandt, Pres.
                                           -------------------------------------





State of Indiana  )
                  ) SS
County of Lake    )


     I, the undersigned, a Notary Public in and for said County and State aforesaid, do hereby certify that

                                 TOM E. BRANDT
--------------------------------------------------------------------------------

personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me in person, and acknowledged that he signed, sealed and delivered this instrument as his free and voluntary act this 24th day of February, 1999.


                                                       /s/ JOE FLACKE
              [SEAL]                         -----------------------------------
                                             Notary Public


                                                         JOE FLACKE
My Commission Expires:  June 2, 2000           NOTARY PUBLIC, STATE OF INDIANA
                       --------------                    LAKE COUNTY
                                               MY COMMISSION EXP. JUNE 2, 2000



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